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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 26, 2004


                         RTI INTERNATIONAL METALS, INC.

             (Exact name of registrant as specified in its charter)


             Ohio                        1-14437                52-2115953
        (State or Other                (Commission            (IRS Employer
Jurisdiction of incorporation)         File Number)       Identification Number)


                               1000 WARREN AVENUE
                               NILES, OHIO, 44446

                    (Address of Principal Executive Offices)


                                 (330) 544-7700

              (Registrant's Telephone Number, including Area Code)



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


On April 26, 2004, RTI International Metals, Inc. (the "Company") issued a press release reporting the financial results of the Company for the quarter ended March 31, 2004. A copy of the press release is attached to this report as
Exhibit 99.1 and incorporated herein by reference.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RTI INTERNATIONAL METALS, INC.

                                        By: /s/ Lawrence W. Jacobs
                                            -----------------------------------
                                            Name:  Lawrence W. Jacobs
                                            Title:  Vice President and
                                                    Chief Financial Officer


Date: May 25, 2004


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                                  EXHIBIT INDEX

Number      Description                                   Method of Filing
------      -----------                                   ----------------

99.1        Press release announcing earnings for          Filed herewith
            the Quarter ended March 31, 2004